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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 9, 1997
                                                  ----------------

                               CISCO SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       California                         0-18225                77-0059951
       ----------                         -------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
   of incorporation)                    File Number)         Identification No.)


255 West Tasman Drive, San Jose, California                          95134
-------------------------------------------                       ------------
(Address of principal executive offices)                           (Zip Code)


Company's telephone number, including area code:   (408) 526-4000
                                                   ---------------


         (Former name or former address, if changed since last report.)


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ITEM 5   OTHER EVENTS

         (a) On July 25, 1997, the Registrant acquired Skystone Systems Corporation, a corporation existing under the laws of Canada ("Skystone"), by the acquisition of all of the outstanding Common Stock and options to purchase Common Stock of Skystone (the "Acquisition"). The Acquisition was accomplished pursuant to the Amended and Restated Acquisition Agreement, dated as of June 9, 1997, as amended, between the Registrant and Skystone and the transactions contemplated thereunder (collectively, the "Skystone Acquisition Agreements"). The Acquisition occurred following the approval of the Skystone Acquisition Agreements by the shareholders of Skystone by written consent which was received on July 24, 1997 and satisfaction of certain other closing conditions. As a result of the Acquisition, the Registrant became the owner of 100% of the issued and outstanding common stock of Skystone and each outstanding share of Skystone Common Stock was converted into .237109 of an exchangeable share of Skystone (the "Exchange Shares"), each of which is exchangeable for one share of the Registrant's Common Stock. Skystone became a wholly-owned subsidiary of the Registrant as a result of the Acquisition. The terms of the Skystone Acquisition Agreements were the result of arm's-length negotiations among the parties.

                  A total of 1,071,781 shares of the Registrant's Common Stock will be issued to former Skystone shareholders and optionholders in exchange for the acquisition by the Registrant of all outstanding Skystone Common Stock and all unexpired and unexercised options to acquire Skystone Common Stock. The shares issued to Skystone shareholders were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each Skystone stock option was assumed by the Registrant and became exercisable for .237109 a share of the Registrant's Common Stock.

                  Skystone is a provider of semiconductor products for integrating several telecommunications functions for use in advanced fiber-optic networks. The Registrant intends to continue such business.

         (b) On July 25, 1997, the Registrant acquired Ardent Communications Corporation, a California corporation ("Ardent"), by the acquisition of all of the outstanding Common Stock and options to purchase Common Stock of Ardent (the "Acquisition"). The Acquisition was accomplished pursuant to the Agreement and Plan of Reorganization, dated as of June 23, 1997, between the Registrant and Ardent and the transactions contemplated thereunder (collectively, the "Ardent Acquisition Agreements"). The Acquisition occurred following the approval of the Ardent Acquisition Agreements by the shareholders of Ardent by written consent which was received on or before July 25, 1997 and satisfaction of certain other closing conditions. As a result of the Acquisition, the Registrant became the owner of 100% of the issued and outstanding common stock of Ardent and each outstanding share of Ardent Common Stock was exchanged for .150916 shares of the Registrant's Common Stock. The terms of the Ardent Acquisition Agreements were the result of arm's-length negotiations among the parties.

                  A total of 2,370,538 shares of the Registrant's Common Stock will be issued to former Ardent shareholders and optionholders in exchange for the acquisition by the Registrant of all outstanding Ardent Common Stock and all unexpired and unexercised options to acquire Ardent Common Stock. The shares issued to Ardent shareholders were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each Ardent stock option was assumed by the Registrant and became exercisable for .150916 a share of the Registrant's Common Stock.

                  Ardent is a designer of combined communications support for compressed voice, LAN, data and video traffic across public and private Frame Relay and ATM networks. The Registrant intends to continue such business.

         (c) On July 25, 1997, the Registrant acquired all the outstanding stock (the "Stock Purchase") of Global Internet Software Group, an Illinois corporation ("Global"), a wholly-owned subsidiary of Global Internet.Com, a Delaware corporation ("GIC") for $40.25 million in cash. The Registrant also


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completed the purchase of an undisclosed equity interest in GIC. The Stock
Purchase was accomplished pursuant to the terms of the Stock Purchase Agreement dated June 20, 1997, among the Registrant, Global and GIC. The completion of the Stock Purchase occurred upon the receipt of the required approvals from each party and the satisfaction of other closing conditions. The terms of the Stock Purchase Agreement were the result of arm's-length negotiations among the parties.

                  Global is a provider of Windows NT network security software. The Registrant intends to continue such business.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Exhibits:


         Exhibit
         Number

         20.1 Press Release of the Registrant, dated June 9, 1997, announcing the Registrant's agreement to acquire Skystone.

         20.2 Press Release of the Registrant, dated June 24, 1997, announcing the Registrant's agreement to acquire Ardent.

         20.3 Press Release of the Registrant, dated July 28, 1997, announcing the completion of the Registrant's acquisition of Skystone, Ardent and Global.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CISCO SYSTEMS, INC.



Dated:  August 21, 1997                By: /s/ LARRY R. CARTER
                                           -------------------------------------
                                           Larry R. Carter, Vice President,
                                           Finance and Administration,
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


                             DESCRIPTION OF DOCUMENT

Exhibit
Number
-------

20.1        Press Release of the Registrant, dated June 9, 1997, announcing the
            Registrant's agreement to acquire Skystone.

20.2        Press Release of the Registrant, dated June 24, 1997, announcing the
            Registrant's agreement to acquire Ardent.

20.3 Press Release of the Registrant, dated July 28, 1997, announcing the completion of the Registrant's acquisition of Skystone, Ardent and Global.


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